EXHIBIT 4.5




                           BERGEN BRUNSWIG CORPORATION

                                       TO

                      CHEMICAL TRUST COMPANY OF CALIFORNIA,
                                   as Trustee





                           ___________________________

                                    Indenture

                            Dated as of March 1, 1996

                           ___________________________








Subordinated Debt Securities

                            CROSS REFERENCE TABLE(1)

  TIA                                                         Indenture
Section                                                        Section
-------                                                       ---------
310 (a)(1)   ...............................................    6.09
    (a)(2)   ...............................................    6.09
    (a)(3)   ...............................................    N.A.
    (a)(4)   ...............................................    N.A.
    (a)(5)   ...............................................    6.09
    (b)      ...............................................    6.08
    (c)      ...............................................    N.A.
311 (a)      ...............................................    6.13
    (b)      ...............................................    6.13
    (c)      ...............................................    N.A.
312 (a)      ...............................................    7.01, 7.02
    (b)      ...............................................    7.02
    (c)      ...............................................    7.02
313 (a)      ...............................................    7.03
    (b)      ...............................................    7.03
    (c)      ...............................................    7.03
    (d)      ...............................................    7.03
314 (a)      ...............................................    7.04, 10.06
    (b)      ...............................................    N.A.
    (c)(1)   ...............................................    1.02
    (c)(2)   ...............................................    1.02
    (c)(3)   ...............................................    N.A.
    (d)      ...............................................    N.A.
    (e)      ...............................................    1.02
315 (a)      ...............................................    6.01 (a)
    (b)      ...............................................    6.02, 7.03
    (c)      ...............................................    6.01 (b)
    (d)      ...............................................    6.01 (c)
    (e)      ...............................................    5.14
316 (a)(last sentence) .....................................    1.01("outstanding")
    (a)(1)(A)...............................................    5.12
    (a)(1)(B)...............................................    5.13
    (a)(2)   ...............................................    N.A.
    (b)      ...............................................    5.08
    (c)      ...............................................    1.04
317 (a)(1)   ...............................................    5.03
    (a)(2)   ...............................................    5.04
    (b)      ...............................................    10.03
318 (a)      ...............................................    1.07

N.A. means Not Applicable.
----------------------

1 This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                                     - i -

                             TABLE OF CONTENTS (1)

                                                                          PAGE
                                                                          ----
PARTIES.................................................................    1
RECITALS OF THE COMPANY.................................................    1


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01............................................................    1

Definitions:

    Act.................................................................    2
    Affiliate...........................................................    2
    Authenticating Agent................................................    2
    Authorized Newspaper................................................    2
    Bearer Security.....................................................    2
    Board of Directors; Board...........................................    3
    Board Resolution....................................................    3
    Business Day........................................................    3
    Capital Stock.......................................................    3
    CEDEL; CEDEL SA.....................................................    3
    Closing Price.......................................................    3
    Commission..........................................................    3
    Common Stock........................................................    4
    Company.............................................................    4
    Company Request; Company Order......................................    4
    Component Currency..................................................    4
    Conversion Date.....................................................    4
    Conversion Event....................................................    4
    Corporate Trust Office..............................................    4
    corporation.........................................................    4
    coupon..............................................................    4
    Covenant Defeasance.................................................    4
    Currency; currency..................................................    4
    Defaulted Interest..................................................    4
    Defeasance..........................................................    4
    Defeasible Series...................................................    4
    Depositary..........................................................    5
    Designated Currency.................................................    5
    Dollar; $...........................................................    5
    Dollar Equivalent...................................................    5
    ECU.................................................................    5
    Election Date.......................................................    5
    Euroclear...........................................................    5
    European Communities................................................    5

_____________________
[FN]
1 This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

    European Monetary System............................................    5
    Event of Default....................................................    5
    Exchange Act........................................................    5
    Exchange Date.......................................................    5
    Exchange Rate Agent.................................................    5
    Exchange Rate Officer's Certificate.................................    5
    Foreign Currency....................................................    6
    Global Security.....................................................    6
    Holder..............................................................    6
    Indenture...........................................................    6
    Indexed Security....................................................    6
    interest............................................................    6
    Interest Payment Date...............................................    6
    Market Exchange Rate................................................    6
    Maturity............................................................    7
    non-electing share..................................................    7
    Notice of Default...................................................    7
    Officers' Certificate...............................................    7
    Opinion of Counsel..................................................    7
    Original Issue Discount Security....................................    7
    Outstanding.........................................................    7
    Paying Agent........................................................    8
    Person..............................................................    9
    Place of Payment....................................................    9
    Predecessor Security................................................    9
    Redemption Date.....................................................    9
    Redemption Price....................................................    9
    Reference Date......................................................    9
    Registered Security.................................................    9
    Regular Record Date.................................................    9
    Remarketing Entity..................................................    9
    Repayment Date......................................................    9
    Repayment Price.....................................................    9
    Responsible Officer.................................................    9
    Securities..........................................................   10
    Security Register; Security Registrar...............................   10
    Senior Indebtedness.................................................   10
    Senior Indebtedness Default.........................................   10
    Special Record Date.................................................   10
    Specified Amount....................................................   10
    Stated Maturity.....................................................   10
    Subsidiary..........................................................   10
    Trading Day.........................................................   11
    Trigger Event.......................................................   11
    Trustee.............................................................   11
    Trust Indenture Act; TIA............................................   11
    United States.......................................................   11
    United States Alien.................................................   11
    U.S. Government Obligations.........................................   11
    Valuation Date......................................................   12
    Vice President......................................................   12

SECTION 1.02.  Compliance Certificates and Opinions.....................   12
SECTION 1.03.  Form of Documents Delivered to Trustee...................   12
SECTION 1.04.  Acts of Holders; Record Dates............................   13
SECTION 1.05.  Notices, Etc., to Trustee and Company....................   15
SECTION 1.06.  Notice to Holders; Waiver................................   15
SECTION 1.07.  Conflict with Trust Indenture Act........................   16
SECTION 1.08.  Effect of Headings and Table of Contents.................   17
SECTION 1.09.  Successors and Assigns...................................   17
SECTION 1.10.  Separability Clause......................................   17
SECTION 1.11.  Benefits of Indenture....................................   17
SECTION 1.12.  Governing Law............................................   17
SECTION 1.13.  Legal Holidays...........................................   17
SECTION 1.14.  Counterparts.............................................   18


                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 2.01.  Forms Generally..........................................   18
SECTION 2.02.  Form of Trustee's Certificate of Authentication..........   18
SECTION 2.03.  Securities Issuable in Global Form.......................   19

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 3.01.  Amount Unlimited; Issuable in Series.....................   20
SECTION 3.02.  Denominations............................................   23
SECTION 3.03.  Execution, Authentication, Delivery and Dating...........   23
SECTION 3.04.  Temporary Securities.....................................   26
SECTION 3.05.  Registration; Registration of Transfer and Exchange......   28
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.........   32
SECTION 3.07.  Payment of Interest; Interest Rights Preserved; Optional
               Interest Reset...........................................   33
SECTION 3.08.  Optional Extension of Maturity...........................   36
SECTION 3.09.  Persons Deemed Owners....................................   37
SECTION 3.10.  Cancellation.............................................   37
SECTION 3.11.  Computation of Interest..................................   38
SECTION 3.12.  Currency and Manner of Payments in Respect of Securities.   38
SECTION 3.13.  Appointment and Resignation of Successor Exchange
               Rate Agent...............................................   41
SECTION 3.14.  CUSIP Numbers............................................   42
SECTION 3.15.  Certification by a Person Entitled to Delivery of
               Bearer Security..........................................   42
SECTION 3.16.  Judgments................................................   42
SECTION 3.17.  Medium Term Securities...................................   43

                                  ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Indenture..................   43
SECTION 4.02.  Application of Trust Money...............................   45

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 5.01.  Events of Default........................................   45
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.......   47
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement
               by Trustee...............................................   48
SECTION 5.04.  Trustee May File Proofs of Claim.........................   49
SECTION 5.05.  Trustee May Enforce Claims Without Possession of
               Securities or Coupons....................................   50
SECTION 5.06.  Application of Money Collected...........................   50
SECTION 5.07.  Limitation on Suits......................................   51
SECTION 5.08.  Unconditional Right of Holders to Receive Principal,
               Premium and Interest.....................................   51
SECTION 5.09.  Restoration of Rights and Remedies.......................   52
SECTION 5.10.  Rights and Remedies Cumulative...........................   52
SECTION 5.11.  Delay or Omission Not Waiver.............................   52
SECTION 5.12.  Control by Holders.......................................   52
SECTION 5.13.  Waiver of Past Defaults..................................   53
SECTION 5.14.  Undertaking for Costs....................................   53
SECTION 5.15.  Waiver of Usury, Stay or Extension Laws..................   53

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 6.01.  Certain Duties and Responsibilities......................   54
SECTION 6.02.  Notice of Defaults.......................................   55
SECTION 6.03.  Certain Rights of Trustee................................   55
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities...   57
SECTION 6.05.  May Hold Securities......................................   57
SECTION 6.06.  Money Held in Trust......................................   57
SECTION 6.07.  Compensation and Reimbursement...........................   57
SECTION 6.08.  Disqualification; Conflicting Interests..................   58
SECTION 6.09.  Corporate Trustee Required; Eligibility..................   59
SECTION 6.10.  Resignation and Removal; Appointment of Successor........   59
SECTION 6.11.  Acceptance of Appointment by Successor...................   61

SECTION 6.12.  Merger, Conversion, Consolidation or Succession
               to Business..............................................   62
SECTION 6.13.  Preferential Collection of Claims Against Company........   62
SECTION 6.14.  Appointment of Authenticating Agent......................   63

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.  Company to Furnish Trustee Names and Addresses
               of Holders...............................................   64
SECTION 7.02.  Preservation of Information; Communications to Holders...   65
SECTION 7.03.  Reports by Trustee.......................................   65
SECTION 7.04.  Reports by Company.......................................   65

                                 ARTICLE EIGHT

               CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms.....   66
SECTION 8.02.  Successor Person Substituted.............................   66

                                 ARTICLE NINE

                           SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures Without Consent of Holders.......   67
SECTION 9.02.  Supplemental Indentures with Consent of Holders..........   68
SECTION 9.03.  Execution of Supplemental Indentures.....................   69
SECTION 9.04.  Effect of Supplemental Indentures........................   70
SECTION 9.05.  Conformity with Trust Indenture Act......................   70
SECTION 9.06.  Reference in Securities to Supplemental Indentures.......   70
SECTION 9.07   Notice of Supplemental Indenture.........................   70

                                  ARTICLE TEN

                                   COVENANTS

SECTION 10.01. Payment of Principal, Premium and Interest...............   70
SECTION 10.02. Maintenance of Office or Agency..........................   71
SECTION 10.03. Money for Securities Payments to Be Held in Trust........   72
SECTION 10.04. Purchase of Securities by Company or Subsidiary..........   73
SECTION 10.05. Payment of Additional Amounts............................   73
SECTION 10.06. Statement by Officers as to Default......................   74
SECTION 10.07. Existence................................................   74

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 11.01. Applicability of Article.................................   75
SECTION 11.02. Election to Redeem; Notice to Trustee....................   75
SECTION 11.03. Selection by Trustee of Securities to Be Redeemed........   75
SECTION 11.04. Notice of Redemption.....................................   76
SECTION 11.05. Deposit of Redemption Price..............................   77
SECTION 11.06. Securities Payable on Redemption Date....................   77
SECTION 11.07. Securities Redeemed in Part..............................   79


                                ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 12.01. Applicability of Article.................................   78
SECTION 12.02. Provisions with Respect to any Sinking Funds.............   79


                               ARTICLE THIRTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS

SECTION 13.01. Applicability of Article.................................   80
SECTION 13.02. Repayment of Securities..................................   80
SECTION 13.03. Exercise of Option; Notice...............................   80
SECTION 13.04. Election of Repayment by Remarketing Entities............   81
SECTION 13.05. Securities Payable on the Repayment Date.................   81

                                ARTICLE FOURTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 14.01. Purposes for Which Meetings May Be Called................   82
SECTION 14.02. Call, Notice and Place of Meetings.......................   82
SECTION 14.03. Persons Entitled to Vote at Meetings.....................   82
SECTION 14.04. Quorum; Action...........................................   83
SECTION 14.05. Determination of Voting Rights; Conduct and Adjournment
               of Meetings..............................................   83
SECTION 14.06. Counting Votes and Recording Action of Meetings..........   84

                                 ARTICLE FIFTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 15.01. Company's Option to Effect Defeasance or
               Covenant Defeasance......................................   85
SECTION 15.02. Defeasance and Discharge.................................   85
SECTION 15.03. Covenant Defeasance......................................   86
SECTION 15.04. Conditions to Defeasance or Covenant Defeasance..........   86
SECTION 15.05. Deposited Money and U.S. Government Obligations to be
               Held in Trust; Other Miscellaneous Provisions............   87
SECTION 15.06. Reinstatement............................................   88

                                ARTICLE SIXTEEN

                          SUBORDINATION OF SECURITIES

SECTION 16.01. Securities Subordinate to Senior Indebtedness............   89
SECTION 16.02  Payment over of Proceeds upon Dissolution, Etc...........   89
SECTION 16.03  Default on Senior Indebtedness...........................   91
SECTION 16.04  Prior Payment to Senior Indebtness Upon
               Acceleration of Securities...............................   91
SECTION 16.05  Payment Permitted if No Default..........................   92
SECTION 16.06  Subrogation to Rights of Holders of Senior Indebtedness..   92
SECTION 16.07  Provisions Solely to Define Relative Rights..............   93
SECTION 16.08  Trustee to Effectuate Subordination......................   93
SECTION 16.09  No Waiver of Subordination Provisions....................   93
SECTION 16.10  Notice to Trustee........................................   94
SECTION 16.11  Reliance on Judicial Order or Certificate of
               Liquidating Agent........................................   95
SECTION 16.12  Trustee Not Fiduciary for Holders of Senior Indebtedness.   95
SECTION 16.13  Rights of Trustee as Holders of Senior Indebtedness;
               Preservation of Trustee's Rights.........................   95
SECTION 16.14  Article Sixteen Applicable to Paying Agents..............   96


                               ARTICLE SEVENTEEN

                           CONVERSION OF SECURITIES

SECTION 17.01  Conversion Privilege and Conversion Price................   96
SECTION 17.02  Exercise of Conversion Privilege.........................   97
SECTION 17.03  Fractions of Shares......................................   98
SECTION 17.04  Adjustment of Conversion Price...........................   98
SECTION 17.05  Notice of Adjustments of Conversion Price................  101
SECTION 17.06  Notice of Certain Corporate Action.......................  102

SECTION 17.07  Company to Reserve Common Stock..........................  103
SECTION 17.08  Taxes on Conversions.....................................  103
SECTION 17.09  Covenant as to Common Stock..............................  103
SECTION 17.10  Cancellation of Converted Securities, etc................  103
SECTION 17.11  Provision in the Case of Consolidation,
               Merger or Sales of Assets................................  103
SECTION 17.12  Trustee's Adjustment Disclaimer..........................  104

TESTIMONIUM.............................................................  104

SIGNATURES AND SEALS....................................................  104

ACKNOWLEDGMENTS.........................................................  106

FORMS OF CERTIFICATION.................................................. A-1-1

    THIS INDENTURE, dated as of March 1, 1996, is between BERGEN BRUNSWIG CORPORATION, a New Jersey corporation having offices at 4000 Metropolitan Drive, Orange, California 92668-3510 (herein called the "Company"), and CHEMICAL TRUST COMPANY OF CALIFORNIA, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY


    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

    All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of one or more series thereof, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 1.01.  Definitions.
               -----------

    For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the TIA, or by Commission rule or regulation under the TIA, either directly or by reference therein, as in force at the date as of which this instrument was executed, except as provided in Section 9.05, have the meanings assigned to them therein; the terms "cash transaction" and "self-liquidating" paper, as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the TIA; and the following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means the Holder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the indenture securities means the Company;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

         (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain other terms are defined elsewhere herein.

    "Act", when used with respect to any Holder, has the meaning specified in
Section 1.04.

    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, partnerships or other ownership interests, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

    "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

    "Bearer Security" means any Security established pursuant to Section 2.01 which is payable to bearer including, without limitation, unless the context otherwise indicates, a Security in global bearer form.

    "Board of Directors" or "Board" means either the board of directors of the Company or any duly authorized committee of such board or any committee of officers of the Company acting pursuant to authority granted by such board or any committee of such board.

    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any committee of the Board of Directors or the Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

    "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

    "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

    "CEDEL" or "CEDEL S.A." means Centrale de Livraison de Valeurs Mobilieres S.A., or its successor.

    "Closing Price" for any day means the last reported sale price of the Common Stock regular way on such day or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case on the New York Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the- counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. If the Common Stock is not listed or admitted to trading on any national securities exchange, quoted on such National Market System or listed in any list of bid and asked prices in the over-the-counter market, "Closing Price" shall mean the fair market value of the Common Stock as determined in good faith by the Board of Directors.



    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

    "Common Stock" shall mean the Class A Common Stock, par value $1.50 per share of the Company as it exists on the date of this Indenture or any other shares of Capital Stock of the Company into which such Class A Common Stock shall be reclassified or changed.

    "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. The foregoing sentence shall likewise apply to any subsequent such successor Person.

    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

    "Component Currency" has the meaning specified in Section 3.12(h).

    "Conversion Date" has the meaning specified in Section 3.12(d).

    "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

    "Corporate Trust Office" means the office of the Trustee in San Francisco, California at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 50 California Street, San Francisco, California 94111.

    "corporation" means a corporation, association, company, joint stock company or business trust.

    "coupon" means any interest coupon appertaining to a Bearer Security.

    "Covenant Defeasance" has the meaning specified in Section 15.03.

    "Currency" or "currency" means any currency or currencies, composite currency or currency unit or currency units, including, without limitation, the ECU, issued by the government of one or more countries or by any reorganized confederation or association of such governments.

    "Defaulted Interest" has the meaning specified in Section 3.07.

    "Defeasance" has the meaning specified in Section 15.02.

    "Defeasible Series" has the meaning specified in Section 15.01.

    "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

    "Designated Currency" has the meaning specified in Section 3.16.

    "Dollar" or "$" means a dollar or other equivalent within the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

    "Dollar Equivalent" has the meanings specified in paragraphs (f) and (g) of
Section 3.12.

    "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

    "Election Date" has the meaning specified in Section 3.12(h).

    "Euroclear" means Morgan Guarantee Trust Company of New York, Brussels Office, as operator of the Euroclear System.

    "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

    "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

    "Event of Default" has the meaning specified in Section 5.01.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto, and the rules and regulations promulgated thereunder.

    "Exchange Date" shall have the meaning specified in Section 3.04(b).

    "Exchange Rate Agent" shall mean the person designated pursuant to Section 3.01(17).

    "Exchange Rate Officer's Certificate", means a certificate setting forth the applicable Market Exchange Rate or applicable bid quotation and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Securities denominated in ECU and other composite Currency or Foreign Currency, and signed by the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Company or the Exchange Rate Agent appointed pursuant to Section 3.01, and delivered to the Trustee.

    "Foreign Currency" means any Currency, including, without limitation, the ECU issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

    "Global Security" means a Security evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee, in accordance with Section 3.03.

    "Holder" means, with respect to a Registered Security, a Person in whose name a Registered Security is registered in the Security Register and, with respect to a Bearer Security, the bearer thereof.

    "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

    "Indexed Security" means a Security as to which all or certain interest payments and/or the principal amount payable at Maturity are determined by reference to prices, changes in prices, or differences between prices, or securities or Currencies as specified pursuant to Section 3.01 hereof.

    "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

    "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security, and, when used with respect to a Security which provides for the payment of additional amounts pursuant to Section 10.05, includes such additional amounts.

    "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, (i) for any conversion involving a Currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant Currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.01 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case as determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.01, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and
(iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities.

    "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

    "non-electing share" shall have the meaning specified in Section 17.11.

    "Notice of Default" means a written notice of the kind specified in Section 5.01(4) or 5.01(5).

    "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee, which shall comply with Section 1.02 to the extent applicable.

    "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company, and who shall be acceptable to the Trustee such acceptance, which shall comply with Section 1.02 to the extent applicable.

    "Original Issue Discount Security" means any (i) Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 and
(ii) other Security deemed an original issue discount security for United
States federal income tax purposes.

    "Outstanding", when used with respect to Securities of a particular series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

         (1) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (2) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities in accordance with Section 4.01; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (3) such Securities as to which Defeasance has been effected pursuant to Section 15.02 or 15.03; and

         (4) such Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a Person in whose hands such Securities are legal, valid and binding obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (A) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, (B) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or in the case of an Original Issue Discount Security or Indexed Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (A) above or (C) below, respectively) of such Security, (C) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to
Section 3.01, and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

    "Paying Agent" means any Person authorized by the Company to pay the principal of (or any premium) or interest on any Securities on behalf of the Company.

    "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

    "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Sections 3.01 and 10.02, or if no such place shall be specified, at the offices of the Paying Agent.

    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.



    "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

    "Reference Date" shall have the meaning specified in Section 17.04(4).

    "Registered Security", means any Security in the form of Registered Securities established pursuant to Section 2.01 which is registered in the Security Register.

    "Regular Record Date", for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

    "Remarketing Entity", when used with respect to Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any person designated by the Company to purchase any such Securities.

    "Repayment Date", when used with respect to any Security to be repaid upon exercise of an option for repayment by the Holder, means the date fixed for such repayment.

    "Repayment Price", when used with respect to any Security to be repaid upon exercise of an option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

    "Responsible Officer", means the President or any Vice President, Assistant Vice President or Trust Officer of the Trustee to whom any matter has been referred because of such officer's knowledge and familiarity with the particular subject.

    "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

    "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

    "Senior Indebtedness" means the principal of (and premium, if any) and interest, if any, on (a) all indebtedness of the Company (including indebtedness of others guaranteed by the Company) (other than (w) the Securities, (x) indebtedness outstanding under the indenture between the Company and Chemical Trust Company of California ("Chemical") dated as of July 15, 1986, (y) the subordinated indenture between the Company and Chemical dated as of December 1, 1992 and (z) indebtedness as to which the instruments creating or evidencing the same provide that such indebtedness is not senior in right or payment to the Securities (collectively, the "Pari Passu Debt")), whether outstanding on the date of this Indenture or hereafter created, incurred or assumed, that is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, except in the ordinary course of business, (b) obligations of the Company as lessee under leases required to be capitalized on the consolidated balance sheet of the Company under generally accepted accounting principles or leases of property made as part of any sale and leaseback transaction to which the Company is a party and (c) amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations; unless in any case referred to in clauses (a), (b) or (c) above, in the instrument creating or evidencing any such indebtedness or obligation or pursuant to which the same is outstanding it is provided that such indebtedness or obligation is not superior in right of payment to the Securities or to any Pari Passu Debt.

    "Senior Indebtedness Default" means the happening of an event of default with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, which, if occurring prior to the stated maturity of such Senior Indebtedness, permits any holder thereof (immediately, or with notice, lapse of time or both) to accelerate the maturity thereof.

    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

    "Specified Amount" has the meaning specified in Section 3.12(h).

    "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as amended in accordance with the terms hereof.

    "Subsidiary" shall mean (i) a corporation, a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries, or (ii) a partnership in which the Company or a Subsidiary of the Company is at the date of determination, a general partner of such partnership, or (iii) any other Person (other than a corporation or a partnership) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such Person. For the purposes of this definition, the term "voting stock" means stock having ordinary voting power for the election of directors irrespective of whether or not stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

    "Trading Day" means, with respect to the Common Stock, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market on which the Common Stock is traded.

    "Trigger Event" shall have the meaning specified in Section 17.04(7).

    "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

    "Trust Indenture Act", or "TIA", means the Trust Indenture Act of 1939 and the rules and regulations promulgated thereunder as in force at the date as of which this instrument was executed, except as provided in Section 9.05; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" or "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended and the rules and regulations promulgated thereunder.

    "United States" means the United States of America (including the District of Columbia) and its possessions and territories and other areas subject to its jurisdiction (including the Commonwealth of Puerto Rico).

    "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

    "U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of any interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of any interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

    "Valuation Date" has the meaning specified in Section 3.12(c).

    "Vice President", when used with respect to the Company or the Trustee, means any elected vice president, whether or not designated by a word or words added before the title "Vice President".


SECTION 1.02.  Compliance Certificates and Opinions.
               ------------------------------------

    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture (other than delivery of any Security to the Trustee for authentication pursuant to Section 3.03), the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture. In the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, however, no additional certificate or opinion need be furnished.

    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 10.06) shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 1.03.  Form of Documents Delivered to Trustee.
               --------------------------------------

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.  Acts of Holders; Record Dates.
               -----------------------------

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 14.06.

    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    (b) The ownership of Registered Securities shall be proved by the Security Register.

    (c) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until
(1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

    (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (e) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), if such record date is fixed by Board Resolution, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. In the event no such record date is fixed by Board Resolution, such record date shall be the later of 10 days prior to the first solicitation of such action or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 7.01. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date, and that no such authorization, agreement or consent may be amended, withdrawn or revoked once given by a Holder, unless the Company shall provide for such amendment, withdrawal or revocation in conjunction with such solicitation of authorizations, agreements or consents or unless and to the extent required by law.

     Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.


SECTION 1.05.  Notices, Etc., to Trustee and Company.
               -------------------------------------

    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 1.06.  Notice to Holders; Waiver.
               -------------------------

    Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

    If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

    Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 3.01, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given if published in an Authorized Newspaper in the City of New York and, if a Responsible Officer has actual knowledge that the Securities of such series are then listed on the International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London, and, if a Responsible Officer has actual knowledge that the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if a Responsible Officer has actual knowledge that the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice, and in such other city or cities as may be specified in such Securities on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

    If by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

    Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

    Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.07.  Conflict with Trust Indenture Act.
               ---------------------------------

    If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under such Act to be a part of and govern this Indenture, the TIA provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08.  Effect of Headings and Table of Contents.
               ----------------------------------------

    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.  Successors and Assigns.
               ----------------------

    All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.  Separability Clause.
               -------------------

    In case any provision in this Indenture or in the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.  Benefits of Indenture.
               ---------------------

    Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, Security Registrar and Authenticating Agent, the holders of Senior Indebtedness and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.  Governing Law.
               -------------

    This Indenture and the Securities and coupons shall be governed by and construed in accordance with the law of the State of New York, but without regard to principles of conflicts of law.

SECTION 1.13.  Legal Holidays.
               --------------

    In any case where any Interest Payment Date, Redemption Date, Repayment Date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, Repayment Date, Stated Maturity or Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, Stated Maturity or Maturity, as the case may be.

SECTION 1.14.  Counterparts.
               ------------

    This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


                                 ARTICLE TWO

                                SECURITY FORMS

SECTION 2.01.  Forms Generally.
               ---------------

    The Registered Securities, if any, and the Bearer Securities and related coupons, if any, of each series shall be in substantially such form (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or market or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If the form of Securities of any series or coupons is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities or coupons.

    Unless otherwise specified as contemplated by Section 3.01, Bearer Securities other than Securities in temporary or permanent global form shall have coupons attached.

    The definitive Securities and coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.


SECTION 2.02.  Form of Trustee's Certificate of Authentication.
               -----------------------------------------------

    The Trustee's certificate of authentication on each Security shall be in substantially the following form:

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                       ____________________________________
                                                               , as Trustee

                                       By:_________________________________
                                                       (Authorized Officer)


SECTION 2.03.  Securities Issuable in Global Form.
               ----------------------------------

    If Securities of or within a series are issuable in global form, as specified as contemplated by Section 3.01, then, notwithstanding clause (9) of
Section 3.01 and the provisions of Section 3.02, any such Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or 3.04. Subject to the provisions of
Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement, delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

    The provisions of the last sentence of Section 3.03(g) shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03(g).

    Notwithstanding the provisions of Section 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of (and premium, if any) and interest, if any, on any permanent Global Security shall be made to the Person or Persons specified therein.

    Notwithstanding the provisions of Section 3.09 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security (i) in the case of a permanent Global Security in registered form, the Holder of such permanent Global Security in registered form, or (ii) in the case of a permanent Global

Security in bearer form, Euroclear, CEDEL or such other Person as may be known to the Trustee to be the bearer thereof.


                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 3.01.  Amount Unlimited; Issuable in Series.
               ------------------------------------

    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

    The Securities shall rank equally and pari passu and may be issued in one or more series. The Securities shall not be superior in right of payment to any securities issued pursuant to the subordinated indentures between the Company and Chemical dated as of July 15, 1986 and December 1, 1992 (the "Prior Subordinated Indentures") or to any indebtedness defined in the Prior Subordinated Indentures as "pari passu debt". There shall be established in or pursuant to a Board Resolution, and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters in clauses (1) and (2)), if so provided, may be determined by the Company with respect to unissued Securities of the series when issued from time to time):

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series) and a statement of the nature and extent of the subordination to which the Securities are subject;

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07 or 13.03 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

         (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities (and premium, if any), of the series is payable;

         (4) the rate or rates at which the Securities of the series shall bear interest, or the method or methods by which such rate or rates shall be determined, if any, the date or dates from which such interest shall accrue, or the method by which such date or dates will be determined or extended, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Registered Security on any Interest Payment Date, the circumstances, if any, in which the Company may defer interest payments and the manner of computing interest if other than as specified in Section 3.11;

         (5) the place or places where, subject to the provisions of Section 10.02, the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and where notices to Holders pursuant to Section 1.06 will be published;

         (6) the period or periods within which or the date or dates on which, the price or prices at which, and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

         (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

         (8) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Securities of the series are to be issuable with or without coupons or both, the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series (and vice versa) if other than as provided in Sections 3.04 and 3.05, and, in the case of Bearer Securities (or any temporary Global Security representing the same), the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Security of such series of like tenor and term to be issued;

         (9) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary for such Global Security or Securities, whether such global form shall be permanent or temporary and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series in certificated form and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in this Article Three, and, if applicable, the Exchange Date;

         (10) whether, and under what conditions, additional amounts will be payable to Holders of Securities of the series pursuant to Section 10.05;

         (11) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any Bearer Securities of such series shall be issuable, if other than denominations of $5,000 and any integral multiple thereof;

         (12) if other than Dollars, the Currency or Currencies of denomination of the Securities of any series, which may be in any Foreign Currency or any composite Currency or index, including but not limited to the ECU, and, if any such Currency of denomination is a composite Currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite Currency;

         (13) whether either, both or neither of Section 15.02 or Section 15.03 shall apply to the Securities of the series;

         (14) if other than Dollars, the Currency, Currencies or currency units in which payment of the principal of (and premium, if any) and interest, if any, on any Securities of the series shall be payable and the Currency or Currencies, if any, in which payment of the principal of (and premium, if any) or the interest, if any, on Registered Securities at the election of each of the Holders thereof, may also be payable and the periods within which and the terms and conditions upon which such election is to be made and the time and manner of determining the exchange rate between Currency or Currencies in which such Securities are denominated or stated to be paid and the Currency or Currencies in which such Securities are to be paid, in each case in accordance with, in addition to or in lieu of Section 3.12;

         (15) if the amount of payments of principal of (or premium, if any) or interest, if any, on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

         (16) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if other than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;

         (17) the designation of the initial Exchange Rate Agent, if any;

         (18) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable;

         (19) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

         (20) if other than the Trustee, the identity of the Security Registrar and/or Paying Agent; and

         (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
    Section 9.01(5)).

Except as set forth below, all Securities of any one series and the coupons appertaining to Bearer Securities of such series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 3.03) set forth, or determined in the manner provided, in such Officers' Certificate or in any indenture supplemental hereto.

    Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest, if any, may be determined, with different dates on which such interest may be payable and with different Redemption or Repayment Dates and may be denominated in different Currencies or payable in different Currencies.

    If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.


SECTION 3.02.  Denominations.
               -------------

    Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Security for such series approved or established pursuant to Section 2.01 or in the Officers' Certificate delivered pursuant to Section 3.01. In the absence of any specification with respect to the Securities of any series, the Registered Securities of such series, if any (other than Registered Securities in global form, which may be in any denomination), shall be issuable in denominations of $1,000 and any integral multiples thereof and the Bearer Securities of such series, if any (other than Bearer Securities in global form, which may be in any denomination), shall be issuable in denominations of $5,000 and any integral multiple thereof.


SECTION 3.03.  Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

    (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Treasurer or one of its Vice Presidents, under its corporate seal reproduced thereon, and shall be attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of an authorized officer of the Company.

    Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or coupons or did not hold such offices at the date of such Securities or coupons.

    (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and, except as otherwise provided in this Article Three, the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 3.01, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 3.01, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent Global Bearer Security, then, for purposes of this Section 3.03 and Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent Global Security. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (i) if the form of such Securities and coupons, if any, has been established by or pursuant to a Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

         (ii) if the terms of such Securities and coupons, if any, have been established by or pursuant to a Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

        (iii) that such Securities and coupons, if any, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except further as enforcement thereof may be limited by (1) requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency or Currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or Currency units or payments outside the United States.

    (c) If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section 3.03, Section 3.04, if and to the extent applicable, and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or a customer or pursuant to such Depositary's instructions.

    (d) If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

    (e) Notwithstanding the provisions of Section 3.01 and this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

    (f) Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated the date contemplated by Section 3.01.

    (g) No Security or attached coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless executed and issued by the Company and there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

    (h)  To the extent required by law, each Depositary designated pursuant to
Section 3.01 for a Global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

    (i) The Securities may contain such notations, legends or endorsements as may be required by law, stock exchange rule or usage.


SECTION 3.04.  Temporary Securities.
               --------------------

    (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

    Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 3.04(b) or as otherwise provided in or pursuant to a Board Resolution), or as otherwise provided in or pursuant to a Board Resolution, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any non-matured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that unless otherwise contemplated or specified with respect to any series of Securities pursuant to Section 3.01, no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a Bearer Security shall be delivered in exchange for a Bearer Security only in compliance with the applicable conditions set forth in Sections 3.03, 3.04 and 3.05. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

    (b)  Unless otherwise provided in or pursuant to a Board Resolution, this
Section 3.04(b) shall govern the exchange of temporary Securities issued in global form. If temporary Securities of any series are issued in global form, any such temporary Global Security shall, unless otherwise provided therein, be delivered to the London office of a Depositary, for the benefit of Euroclear and CEDEL, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

    Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 3.01, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Depositary, such temporary Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to Section 3.01; and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 3.03, 3.04 and 3.05, as applicable.

    Unless otherwise specified in such temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear, CEDEL or another Person, as the case may be, to request such exchange on his behalf and delivers to Euroclear, CEDEL or such other Person, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the officers of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

    Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, any interest payable on a temporary Global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and CEDEL to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section 3.01), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 3.01). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 3.04(b) and of Section 3.03(b) of this Indenture and the interests of the Persons who are the beneficial owners of the temporary Global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal (or premium, if any) or interest, if any, owing with respect to a beneficial interest in a temporary Global Security will be made unless and until such interest in such temporary Global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company.


SECTION 3.05.  Registration; Registration of Transfer and Exchange.
               ---------------------------------------------------

    The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this Section 3.05 and Section 10.02, with respect to the Securities of each series which are Registered Securities, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to Section 3.01, the Company shall appoint, with respect to Securities of each series which are Registered Securities, a "Security Registrar" for the purpose of registering such Securities and transfers and exchanges of such Securities as herein provided. The Trustee, at its Corporate Trust office, is initially appointed "Security Registrar" for such Registered Securities.

    Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount, all as requested by the transferor.

    At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Unless otherwise specified with respect to any series of

Securities as contemplated by Section 3.01, Bearer Securities may not be issued in exchange for Registered Securities.

    At the option of the Holder, Bearer Securities of any series may be issued in exchange for Bearer Securities (except as otherwise specified as contemplated by Section 3.01 with respect to a Bearer Security in global form) of the same series, of any authorized denominations and of like tenor and terms and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor and terms after the close of business at such office or agency of (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

    Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03(h), the Company shall appoint a successor Depositary with respect to the Securities of such series.
If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.01(9) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

    The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

    If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

         (a) to each Person specified by such Depositary in writing a new Security or Securities of the same series, of like tenor and terms and of any authorized denominations as requested by such person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

         (b) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

    In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities
(a) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, as shall be specified by the beneficial owner thereof, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company knows or has reason to know that any such certificate is false.

    Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

    Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Securities, other than exchanges of Securities expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

    The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any particular series to be redeemed for a period of fifteen days preceding the first publication of the relevant notice of redemption or, if Registered Securities are outstanding and there is no publication, the mailing of the relevant notice of redemption of Securities of such series selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of such Registered Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of like tenor and terms of that series, provided that such Registered Security shall be simultaneously surrendered for redemption.

    Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; neither the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchange the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchange thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.


SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.
               ------------------------------------------------

    If (i) any mutilated Security or Security with a mutilated coupon is surrendered to a Paying Agent outside the United States or, in the case of a Registered Security, to the Trustee or (ii) the Company and the Trustee receive evidence to their satisfaction of the loss, destruction or theft of any Security or coupon together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor (together with all coupons not destroyed, lost or stolen) a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with coupons corresponding to any coupons appertaining to the surrendered Security; provided that any such Bearer Security will be delivered only in compliance with Section 3.03, 3.04 and 3.05, as applicable.

    In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 10.02, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

    Upon the issuance of any new Security or coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that Series and their coupons, if any, duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 3.07.  Payment of Interest; Interest Rights Preserved;
               -----------------------------------------------
               Optional Interest Reset.
               -----------------------

    (a) Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.01, interest, if any, on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided, however, that each installment of interest, if any, on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to
Section 3.09, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee inside the United States.

         Unless otherwise provided as contemplated by Section 3.01 with respect to the Securities of any series, payment of interest, if any, may be made, in the case of a Bearer Security, at the Holder's option by (i) check in the Currency designated for such payment pursuant to the terms of the Bearer Security presented or mailed to an address outside the United States or (ii) transfer to an account in such Currency maintained by the payee with a bank located outside the United States.

         Unless otherwise provided as contemplated by Section 3.01, every permanent Global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and CEDEL with respect to that portion of such permanent Global Security held for its account by the Depositary, for the purpose of permitting each of Euroclear and CEDEL to credit the interest, if any, received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

         In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.01, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 30 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).
    In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

    (b) The provisions of this Section 3.07(b) may be made applicable to any series of Securities pursuant to Section 3.01 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 75 days prior to an Optional Reset Date for such Security. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 1.06, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Maturity of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

    Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 1.06, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of any such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

    The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

    Subject to the foregoing provisions of this Section 3.07 and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

    In the case of any Security that is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, interest after the date of conversion of such Security shall not be payable.

SECTION 3.08.  Optional Extension of Maturity.
               ------------------------------

    The provisions of this Section 3.08 may be made applicable to any series of Securities pursuant to Section 3.01 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 75 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 1.06, to the Holder of any such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

    Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 1.06, notice of such higher interest rate to the Holder of any such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

    If the Company extends the Stated Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus any interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Stated Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

SECTION 3.09.  Persons Deemed Owners.
               ---------------------

    Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.05 and 3.07) any interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

    Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

SECTION 3.10.  Cancellation.
               ------------

    All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and coupons held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 3.11.  Computation of Interest.
               -----------------------

    Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.12.  Currency and Manner of Payments in Respect of Securities.
               --------------------------------------------------------

    (a)  Unless otherwise specified with respect to any Securities pursuant to
Section 3.01, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of (and premium, if any) and interest, if any, on any Registered or Bearer Security of such series will be made in the Currency in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section 3.12 may be modified or superseded with respect to any Securities pursuant to Section 3.01.

    (b) It may be provided pursuant to Section 3.01 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (or premium, if any) or interest, if any, on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee for such series of Registered Securities a written election with signature guarantees and in the applicable form established pursuant to Section 3.01, not later than the close of business on the Election Date (as defined below) immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee for such series of Registered Securities (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article Four or Fifteen or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee of such series of Registered Securities not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 3.12(a). The Trustee for each such series of Registered Securities shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

    (c) Unless otherwise specified pursuant to Section 3.01, if the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01, then, unless otherwise specified pursuant to Section 3.01, not later than the fourth Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying the Currency in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Registered Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.01, on the second Business Day preceding such payment date the Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency or Currencies amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above. Such amounts shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the second Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

    (d) If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar amount to be paid by the Company to the Trustee of each such series of Securities and by such Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency (as defined below) or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit (as defined below), in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

    (e) Unless otherwise specified pursuant to Section 3.01, if the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this Section 3.12.

    (f) "Dollar Equivalent" when used with respect to any Foreign Currency shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

    (g) "Dollar Equivalent" when used with respect to any currency unit shall be determined by the Exchange Rate Agent and, subject to the provisions of paragraph (h) below, shall be the sum of each amount obtained by converting the Specified Amount (as defined below) of each Component Currency (as defined below) into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

    (h) For purposes of this Section 3.12, the following terms shall have the following meanings:

         A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the ECU. A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

         "Election Date" shall mean the Regular Record Date for the applicable series of Registered Securities or at least 16 days prior to Maturity, as the case may be, or such other prior date for any series of Registered Securities as specified pursuant to Section 3.01(14) by which the written election referred to in Section 3.12(b) may be made.

    All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee for the appropriate series of Securities and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee for the appropriate series of Securities of any such decision or determination.

    In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately give written notice thereof to the Trustee of the appropriate series of Securities and to the Exchange Rate Agent (and such Trustee will promptly thereafter give notice in the manner provided in Section 1.06 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to the ECU or any other currency unit in which Securities are denominated or payable, the Company will immediately give written notice thereof to the Trustee of the appropriate series of Securities and to the Exchange Rate Agent (and such Trustee will promptly thereafter give notice in the manner provided in Section 1.06 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee of the appropriate series of Securities and to the Exchange Rate Agent (and such Trustee will promptly thereafter give notice in the manner provided in Section 1.06 to the affected Holders).

    The Trustee of the appropriate series of Securities shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.


SECTION 3.13.  Appointment and Resignation of Successor Exchange Rate Agent.
               ------------------------------------------------------------

    (a) Unless otherwise specified pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.01 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Foreign Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 3.12.

    (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Exchange Rate Agent.

    (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to
Section 3.01, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same Currency).

SECTION 3.14.  CUSIP Numbers.
               -------------

    The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall indicate the "CUSIP" numbers of the Securities in notices of redemption as a convenience to Holders; provided that neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Security, check, advice of payment or notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers; and provided further that any such document may state that no representation is made as to the correctness or accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 3.15.  Certification by a Person Entitled to Delivery of
               -------------------------------------------------
               Bearer Security.
               ---------------

    Whenever any provision of this Indenture or a Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A-1 and, if applicable, A-2 hereto, with only such changes as shall be approved by the Company and consented to by the Trustee whose consent shall not unreasonably be withheld.

SECTION 3.16.  Judgments.
               ---------
    The Company may provide, pursuant to Section 3.01, for the Securities of any series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 3.01, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest, if any, on the Securities of any series and any appurtenant coupons in a Foreign Currency, composite Currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 3.01 is of the essence and agrees that judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest, if any, on such Securities and any appurtenant coupons shall notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day of such payment; (c) if the amount in the Designated Currency that may be purchased falls short of the amount originally due for any reason, the Company shall pay such additional amounts needed to compensate for any short fall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


SECTION 3.17.  Medium Term Securities.
               ----------------------

    Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Board Resolution, supplemental indenture, Opinion of Counsel or Company Order otherwise required pursuant to Sections 1.02, 3.01 and 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 1.02 and 2.01 shall be true and correct as if made on such date.

    A Company Order, Officers' Certificate or Board Resolution or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon the telephonic, electronic or written order of persons designated in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution (any such telephonic or electronic instructions to be promptly confirmed in writing by such persons) and that such persons are authorized to determine, consistent with such Company Order, Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Indenture.
               ---------------------------------------

    This Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of conversion or transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series and rights to receive payments of principal (and premium, if any) and interest, if any, thereon and any right to receive additional amounts, as provided in Section 10.05), and the Trustee, on the demand and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

    (1) either

         (A) all Securities of that series theretofore authenticated, issued and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities of that series surrendered in exchange for Registered Securities of that series and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 3.05; (ii) Securities of that series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06; (iii) coupons appertaining to Bearer Securities of that series called for redemption or surrendered for repayment and maturing after the relevant Redemption Date or Repayment Date, as appropriate, surrender of which has been waived as provided in Section 11.06 or 13.03; and (iv) Securities of that series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03), have been delivered to the Trustee for cancellation; or

         (B)  all such Securities of that series and, in the case of (B) (i) or
(ii) below, any coupons appertaining thereto, not theretofore delivered to the Trustee cancelled or for cancellation

         (i)  have become due and payable, or

         (ii) will become due and payable at their Stated Maturity within one year, or

        (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B) (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount, which shall be immediately due and payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee cancelled or for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, or any Repayment Dates, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

    Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of such series, the obligations of the Company to the Trustee with respect to that series under Section 6.07, the obligations of the Trustee to any Authenticating Agent with respect to that series under Section
6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.


SECTION 4.02.  Application of Trust Money.
               --------------------------

    (a)  Subject to the provisions of Article Sixteen and the last paragraph of
Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 or
15.04 shall be held in trust and applied by it, in accordance with the provisions of the series of Securities in respect of which it was deposited, the appurtenant coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

    (b) If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Four with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Four with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to this Section 4.02 with respect to Securities of such series in accordance with this Article Four; provided, however, that if the Company makes any payment of principal, premium or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to receive payment from the money so held in trust.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 5.01.  Events of Default.
               -----------------

    "Event of Default", wherever used herein, with respect to any series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body); unless such event is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution creating such series of Securities or in the form of Security for such Series:

    (1) default in the payment of any installment of interest upon any Security of that series or of any coupon appertaining thereto when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment shall be prohibited by Article Sixteen; or

    (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, whether or not such payment shall be prohibited by Article Sixteen; or

    (3) default in the payment of any sinking or purchase fund or analogous obligation when and as the same becomes due by the terms of the Securities of such series, whether or not such payment shall be prohibited by Article Sixteen; or

    (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warrants in this Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 consecutive days after receipt by the Company from the Trustee or by the Company and the Trustee from the Holders of at least 25% in principal amount of the Outstanding Securities of such series, of a written notice, by registered or certified mail, specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

    (5) (i) a default occurs under any instrument or instruments (including this Indenture) under which there is at the time outstanding, or by which there may be secured or evidenced, any indebtedness of the Company or any Subsidiary for money borrowed by the Company or any Subsidiary or any guarantee of payment by the Company or any Subsidiary of any obligation of any Person which results in acceleration (whether by declaration or automatically) of, or the nonpayment at maturity (after giving effect to any applicable grace of period) of, such indebtedness or guarantee in an aggregate amount exceeding $15,000,000, in which case the Company shall immediately give notice to the Trustee of such acceleration or nonpayment and (ii) there shall have been a failure to cure such default or to discharge all such defaulted indebtedness or guarantee or such default is not otherwise waived and such acceleration has not been rescinded or annulled within fifteen (15) days after receipt by the Company from the Trustee or by the Company and the Trustee from the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding (excluding, if such defaulted indebtedness includes any series of Securities, such series of Securities) of a written notice thereof, by registered or certified mail, and stating that such notice is a "Notice of Default" hereunder; or

    (6) the entry of an order for relief against the Company under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

    (7) the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

    (8) any other Event of Default provided in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.


SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

    If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, unless the principal amount of all the Securities of such series shall have already become due and payable, then in every such case either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series (acting as a separate class) may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Outstanding Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration, subject to Article Sixteen, such principal amount (or specified amount) shall become immediately due and payable. Upon payment to the Holders of such amount, all obligations of the Company in respect of the payment of principal of the Securities of such series shall terminate.

    At any time after such acceleration with respect to Securities of any series has occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (and without notice to any Holder of that Series), by written notice to the Trustee, may rescind and annul such declaration and its consequences if:

    (1) the Company has paid or deposited with the Trustee a sum sufficient to pay, in the Currency in which the Securities of that series are payable (except as may otherwise be specified pursuant to Section 3.01 for such series and except as may be provided in Section 3.12, if and to the extent applicable):

         (A) all overdue installments of interest on all Outstanding Securities of that series, and any related coupons,

         (B) the principal of (and premium, if any, on) all Outstanding Securities of that series which have become due otherwise than by such acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities, to the extent that payment of such interest is lawful,

         (C) interest upon the Defaulted Interest at the rate or rates prescribed therefor in such Securities and any related coupons, to the extent that payment of such interest is lawful, and

         (D) all sums paid or advanced by the Trustee hereunder, and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under
    Section 6.07,

    and

    (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of (or premium, if any) or interest, if any, on Securities of that series which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

    No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------
    The Company covenants that if an Event of Default specified in Sections 5.01(1), 5.01(2) or 5.01(3) occurs with respect to Securities of any series, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any coupons appertaining thereto, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue installments of interest, at the rate or rates prescribed therefor in such Securities and coupons, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07.

    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon Securities of such series, wherever situated.

    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04.  Trustee May File Proofs of Claim.
               --------------------------------
    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of a series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (and premium, if any) or interest, if any, in respect of the Securities of that series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

    (i) to file and prove a claim for the whole amount of principal (or in the case of Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be provided in the terms thereof) (and premium, if any) and interest, if any, owing and unpaid in respect of such Securities and any appurtenant coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

    (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
                                    - 49 -
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for such reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 6.07.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 5.05.  Trustee May Enforce Claims Without Possession of
               ------------------------------------------------
               Securities or Coupons.
               ---------------------

    All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.


SECTION 5.06.  Application of Money Collected.
               ------------------------------

    Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or coupons, or both, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07;

         SECOND: To holders of Senior Indebtedness to the extent required by Article Sixteen;

         THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively. The Holders of each series of Securities denominated in ECU, any other composite Currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the Currency in which such series of Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Securities; and

         FOURTH: The balance, if any, to the Company, its successors or assigns, or to whomever may be lawfully entitled to receive same, or as a court of competent jurisdiction may direct.

The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.06. At least 15 days before such record date, the Company shall, upon written request of the Trustee, mail to each Holder a notice that states the record date, payment date and amount to be paid.


SECTION 5.07.  Limitation on Suits.
               -------------------

    No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 5.08.  Unconditional Right of Holders to Receive Principal,
               ----------------------------------------------------
               Premium and Interest.
               --------------------

    Notwithstanding any other provision in this Indenture, but subject to Article Sixteen, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.05 or 3.07) interest, if any, on such Security or coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment on and after the respective Stated Maturities or applicable Redemption Date or Repayment Date, and such rights shall not be impaired without the consent of such Holder.


SECTION 5.09.  Restoration of Rights and Remedies.
               ----------------------------------

    If the Trustee or any Holder of any Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders of any Security or coupon shall continue as though no such proceeding had been instituted.


SECTION 5.10.  Rights and Remedies Cumulative.
               ------------------------------

    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of any Security or coupon is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.  Delay or Omission Not Waiver.
               ----------------------------

    No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.  Control by Holders.
               ------------------

    The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

         (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

    This Section 5.12 shall be in lieu of Section 316 (a)(1)(A) of the Trust Indenture Act and such Section 316 (a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

SECTION 5.13.  Waiver of Past Defaults.
               -----------------------

    The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may by notice to the Trustee (and without notice to any other Holder) on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except (if not theretofore cured):

         (1)  an Event of Default described in Section 5.01(1), (2) or (3), or

         (2) a default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series or coupons affected.

    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto. This Section 5.13 shall be in lieu of Section 316 (a)(1)(B) of the Trust Indenture Act and such Section 316

(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.


SECTION 5.14.  Undertaking for Costs.
               ---------------------

    All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee or the Company, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may
be).


SECTION 5.15.  Waiver of Usury, Stay or Extension Laws.
               ---------------------------------------

    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 6.01.  Certain Duties and Responsibilities.
               -----------------------------------

         (a) Except during the continuance of an Event of Default with respect to any series of Securities,

              (1) the Trustee shall not be liable except for the performance of such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) the Trustee shall not be liable for any error of judgment made in good faith a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

              (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02.  Notice of Defaults.
               ------------------

    Within 90 days after the occurrence of any default hereunder of which the Trustee has knowledge with respect to Securities of any series, the Trustee shall transmit by mail, in the manner and to the extent provided in TIA Section 313(c), to all Holders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of such series; and provided further, that in the case of any default of the character specified in Section 5.01(4) with respect to Securities of such series no such notice to Holders of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series. The Trustee shall not be deemed to have knowledge of any Event of Default or of any event or condition which, with the giving of notice, the passage of time or both, might constitute an Event of Default unless (i) the Trustee has received written notice thereof from the Company or a Holder or (ii) a Responsible Officer of the Trustee shall have actual knowledge thereof.


SECTION 6.03.  Certain Rights of Trustee.
               -------------------------

    Except as otherwise provided in Section 6.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any instruction, request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) before the Trustee acts or refrains from acting, the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the

    Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction:

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent, reasonably acceptable to the Company, or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys reasonably acceptable to the Company and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder, and no Depositary or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them;

         (h) the Trustee shall not be responsible for the computation of any adjustment to the Conversion Price or for any determination as to whether an adjustment is required; and

         (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.


SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

    The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, and in any coupons, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 6.05.  May Hold Securities.
               -------------------

    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 6.06.  Money Held in Trust.
               -------------------

    Subject to the provisions of Article Sixteen and Section 10.03, all moneys received by the Trustee shall, until used or applied as herein provided, be held by the Trustee in trust hereunder for the purposes for which they were received, and shall be segregated from the funds of the Trustee, other than funds held in trust. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing by the Company and the Trustee.


SECTION 6.07.  Compensation and Reimbursement.
               ------------------------------

    The Company agrees:

         (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify each of the Trustee and each of the Trustee's directors, officers, employees, agents, successors and assigns (the "Indemnitees") or any predecessor Trustee for, and to hold them harmless against, any and all losses, damages, claims, liabilities or expenses, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending the Indemnitees against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder as Trustee, Authenticating Agent, Security Registrar or Paying Agent.

    The obligations of the Company under this Section 6.07 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the termination of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest, if any, on particular Securities. The obligations of the Company to the Trustee under this
Section 6.07 shall not be subordinated to the payment of Senior Indebtedness under Article Sixteen. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(6) or Section 5.01(7), the expenses (including reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expense of administration under any applicable bankruptcy, insolvency or other similar law.

    The Trustee shall give the Company notice of any claim or liability for which the Trustee might be entitled to indemnification under subparagraph (3) of this Section 6.07 within a reasonable amount of time after a Responsible Officer becomes actually aware of such claim or liability.

SECTION 6.08.  Disqualification; Conflicting Interests.
               ---------------------------------------

    If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under (i) this Indenture with respect to Securities of any particular series of Securities other than that series and (ii) any other indenture or indentures in each case as and to the extent that such series or indenture satisfies the requirements set forth in
Section 310(b)(i) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

SECTION 6.09.  Corporate Trustee Required; Eligibility.
               ---------------------------------------

         (a) There shall at all times be a Trustee hereunder with respect to each series of Securities, which shall be either:

              (i) a corporation organized and doing business under the laws of the United States of America or of any State, the District of Columbia or, for Bearer Securities only, any Territory authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, District of Columbia or Territory authority, or

              (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, except that the initial Trustee hereunder shall be required to maintain a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

    Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.10.

         (b) The Company may appoint a separate Trustee for any one or more series of Securities. The Trustee for each such series shall be identified in a supplemental indenture and shall be the sole Trustee with respect to such series of Securities and shall have all the rights, duties and obligations as with respect to such series as reserved to the Trustee hereunder as if set forth in such supplemental indenture.


SECTION 6.10.  Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

    No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

    The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee subject to removal may petition any court of competent jurisdiction for the appointment of a successor Trustee.

    If at any time:

         (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 6.08 with respect to any series of Securities after written request therefor by the Company or by any Holder of a Security of that series who has been a bona fide Holder of such Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 6.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

         (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

         (5) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series, or in the case of clauses (4) or (5), with respect to all series of Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series, or in the case of clauses (4) or (5), with respect to all series of Securities.

    If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11.  Acceptance of Appointment by Successor.
               --------------------------------------

    In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

    In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

    Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first two paragraphs of this Section 6.11, as the case may be.
    No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article and under the Trust Indenture Act.

SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article and under the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13.  Preferential Collection of Claims Against Company.
               -------------------------------------------------

    If and when the Trustee shall be or become a creditor, directly or indirectly, of the Company (or any other obligor upon the Securities), the

Trustee shall be subject to the provisions of Section 311(a) of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor), excluding any creditor relationships described in Section 311(b) of the Trust Indenture Act. A Trustee who resigned or has been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

SECTION 6.14.  Appointment of Authenticating Agent.
               -----------------------------------
    The Trustee, with the prior written approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent appointed by the Trustee shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia or, for Bearer Securities only, any Territory of the United States of America, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by Federal, State, District of Columbia or such Territory authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent appointed by the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, if other than the Company, and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

    The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

    If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

    This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.



                                       Chemical Trust Company of California,
                                          as Trustee


                                       By:__________________________________
                                          As Authenticating Agent

                                       By:__________________________________
                                          Authorized Officer



                                  ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------

    The Company and any other obligor upon the Securities will furnish or cause to be furnished to the Trustee:

         (a) semi-annually, not later than 15 days after each Regular Record Date for each series of Securities at the time Outstanding, a list, in such form as the Trustee may reasonably require, containing all information in the possession or control of the Company or any other such obligor, or of any of the Company's or such other obligor's Paying Agents, as to the names and addresses of the Holders of Registered Securities of such series as of the preceding Regular Record Date (or a date to be determined pursuant to Section 3.01 for Original Issue Discount Securities), and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.02.  Preservation of Information; Communications to Holders.
               ------------------------------------------------------

    The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished. The Trustee shall preserve for at least two years the names and addresses of Holders of Bearer Securities filed with the Trustee by such Holders.

    The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by Section 312(b) of the Trust Indenture Act.

    Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03.  Reports by Trustee.
               ------------------

    The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to Section 313 of the Trust Indenture Act at the times and in the manner provided pursuant thereto, if so required.

    A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when any Securities are listed on any stock exchange.

SECTION 7.04.  Reports by Company.
               ------------------

    The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to Section 314(a) of the Trust Indenture Act at the times and in the manner provided pursuant to the TIA; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms.
               ----------------------------------------------------

    The Company, in a single transaction or through a series of related transactions, shall not consolidate with or merge with or into any other Person or transfer (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets to another Person or group of affiliated Persons, unless:

         (a) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred (i) shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (b) immediately after giving effect to such transaction, and the assumption contemplated by clause (a) above, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

         (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been satisfied.

    For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another wholly-owned Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.


SECTION 8.02.  Successor Person Substituted.
               ----------------------------

    The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease of its properties and assets substantially as an entirety, the Company shall be discharged and released from all obligations and covenants under this Indenture and the Securities. The Trustee shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES


SECTION 9.01.  Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

    Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of all or any series of Securities or coupons (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of such series); provided that such action pursuant to this clause (2) shall not adversely affect the interests of the Holders of any series or any appurtenant coupons in any material respect; or

         (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included solely to be applicable to such series): or

         (4) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest, if any, on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

         (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination provided for in this clause (5): (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no Outstanding Security; or

         (6) to add to this Indenture such provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

         (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
    Section 6.11; or

         (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series or any appurtenant coupons in any material respect; or

        (10) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

SECTION 9.02.  Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon or any premium payable upon the redemption thereof, or repayment thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 10.05 (except as contemplated by Section 8.01(1) and permitted by Section 9.01(1)) or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the Currency in which, any Security (or premium, if any) or interest, if any, thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as applicable); or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture or reduce the quorum or voting requirements of Section 14.04; or

         (3) modify any of the provisions of this Section 9.02 or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 9.02, or the deletion of this proviso, in accordance with the requirements of Section 6.11 and 9.01(8).

    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

    The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 120 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.


SECTION 9.03.  Execution of Supplemental Indentures.
               ------------------------------------

    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04.  Effect of Supplemental Indentures.
               ---------------------------------

    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05.  Conformity with Trust Indenture Act.
               -----------------------------------

    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.06.  Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

    Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 9.07.  Notice of Supplemental Indenture.
               --------------------------------

    Promptly after the execution by the Company and the Trustee of any supplemental indenture applicable to the Holders of Securities of one or more series pursuant to Section 9.02, the Company shall transmit to such Holders a notice setting forth the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

SECTION 10.01.  Payment of Principal, Premium and Interest.
                ------------------------------------------

    The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities, any appurtenant coupons and this Indenture. Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 10.05 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section

3.01, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

SECTION 10.02.  Maintenance of Office or Agency.
                -------------------------------

    The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of such series pursuant to Section 10.05); provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all the presentations, surrenders, notices and demands, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 10.05) at the place specified for the purpose pursuant to Section 3.01(5).

    No payment of principal of (or premium, if any) or interest, if any, on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest denominated in Dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check in the Currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such Currency maintained by the payee with a bank located outside the United States.

    The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03.  Money for Securities Payments to Be Held in Trust.
                -------------------------------------------------

    If the Company, a Subsidiary or any of their respective Affiliates shall at any time act as the Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

    Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, and any appurtenant coupons, deposit with the appropriate Paying Agent a sum sufficient to pay such amount so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

    The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent, (ii) give the Trustee notice in writing of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of such series and
(iii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series and any appurtenant coupons, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series or any related coupons and remaining unclaimed for two years after such principal (or premium) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company free of the trust formerly impressed upon it.

SECTION 10.04.  Purchase of Securities by Company or Subsidiary.
                -----------------------------------------------

    If and so long as the Securities of a series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, the Company will not, and will not permit any Subsidiary to, purchase any Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.

SECTION 10.05.  Payment of Additional Amounts.
                -----------------------------
    If the Securities of a series provide for the payment of amounts in addition to principal, premium or interest ("additional amounts"), the Company will pay to the Holder of any security of any such series or any coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest, if any, on, or in respect of, any Security of any series, any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Securities and this Section 10.05 to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

    If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest, if any, if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest, if any, on the Securities of that series shall be made to Holders of Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Securities and the first paragraph of this
Section 10.05. The Company covenants to indemnity the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 10.05.


SECTION 10.06.  Statement by Officers as to Default.
                -----------------------------------

    (a) Each obligor upon the Securities (including the Company) will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate from each such obligor's principal executive officer, principal financial officer or principal accounting officer, stating that a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision and whether or not to the best knowledge of the signer(s) thereof such obligor is in default in the performance and observance of any of the terms, conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if such obligor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

    (b) The Company shall deliver to the Trustee as soon as possible, and in any event within five days after the Company becomes aware of the occurrence of any Event of Default, an Officers' Certificate specifying such Event of Default, the period of existence thereof and what action the Company is taking or proposes to take with respect thereto.


SECTION 10.07.  Existence.
                ---------

    Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

                                 ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

SECTION 11.01.  Applicability of Article.
                ------------------------

    The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Article Two and Article Three and on such terms as are specified in such form or in the indenture supplemental hereto provided in Section 3.01. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

SECTION 11.02.  Election to Redeem; Notice to Trustee.
                -------------------------------------

    The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by, or pursuant to authority granted by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 11.03.  Selection by Trustee of Securities to Be Redeemed.
                -------------------------------------------------

    If less than all the Securities of like tenor and terms of any series (a "Tranche") are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such Tranche not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may include provision for the selection for redemption of portions of the principal of Securities of such Tranche of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of a series are to be redeemed, the particular Tranche of Securities to be redeemed shall be selected by the Company.

    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 11.04.  Notice of Redemption.
                --------------------

    Notice of redemption shall be given in the manner provided in Section 1.06 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

All notices of redemption shall state:

         (1)  the Redemption Date,

         (2)  the Redemption Price,

         (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

         (4) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (5) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

         (6) that the redemption is on account of a sinking fund, purchase fund or other obligation, if such is the case,

         (7) that Bearer Securities may be surrendered for payment only at such place or places outside of the United States, except as otherwise specified in Section 10.02 and unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee for such series and any Paying Agent is furnished,

         (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 3.05 or otherwise, the last date, as determined by the Company, on which such exchanges may be made, and

         (9)  the CUSIP number of such Security, if any.

    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

    Failure to give such notice to the Holder of any Security or any defect in such notice given to the Holder of any Security shall not affect the validity of the proceedings for any other Security or part thereof.


SECTION 11.05.  Deposit of Redemption Price.
                ---------------------------

    On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in the Currency in which such Securities are payable sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date; provided that such amount shall be so deposited with the Trustee or Paying Agent in time for the Trustee or the Paying Agent, as the case may be, to pay such Redemption Price in accordance with its normal procedures.


SECTION 11.06.  Securities Payable on Redemption Date.
                -------------------------------------

    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in
Section 10.02) and provided further, that, unless otherwise specified in Section 3.01, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Registered Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

    If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in
Section 10.02.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.07.  Securities Redeemed in Part.
                ---------------------------

    Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                                SINKING FUNDS

SECTION 12.01.  Applicability of Article.
                ------------------------

    The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

SECTION 12.02.  Provisions with Respect to any Sinking Funds.
                --------------------------------------------

    Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company (including by way of optional redemption (pursuant to the sinking fund or otherwise) but not by way of mandatory sinking fund redemption) and theretofore delivered to the Trustee for cancellation, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee
(A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by the Company, and (B) such Securities, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not acquired by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof.

    If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 11.06. The Trustee shall select, in the manner provided in
Section 11.03, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 11.04 (and with the effect provided in Section 11.06) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 12.02. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

    On or before such sinking fund Redemption Date provided with respect to Securities of any series, the Company shall deposit with the Trustee cash in a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this
Section 12.02; provided that such cash shall be so deposited with the Trustee in time for the Trustee to make the payment of such accrued interest in accordance with its normal procedures.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

SECTION 13.01.  Applicability of Article.
                ------------------------

    Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of such series) in accordance with this Article.

SECTION 13.02.  Repayment of Securities.
                -----------------------

    Each Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall, unless otherwise provided in its terms, be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 3.01.

SECTION 13.03.  Exercise of Option; Notice.
                --------------------------

    Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; provided, however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 10.02. Such notice, which shall be irrevocable, shall specify the principal amount of such Security to be repaid, which shall be equal to the minimum authorized denomination for such Security or an integral multiple thereof, and shall identify the Security to be repaid and, in the case of a partial repayment of the Security, shall specify the denominations of the Security or Securities of the same series to be issued to the Holder for the portion of the principal of the Security surrendered which is not to be repaid.

    If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 10.02.

    The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

    The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Security so surrendered which is not to be paid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States Federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security repaid or to be repaid in part, to the portion of the principal of such Security which has been or is to be repaid.

SECTION 13.04.  Election of Repayment by Remarketing Entities.
                ---------------------------------------------

    The Company may elect with respect to Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Date, Securities of such series from the Holders thereof who give notice and surrender their Securities in accordance with Section 13.03.

SECTION 13.05.  Securities Payable on the Repayment Date.
                ----------------------------------------

    Notice of exercise of the option of repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, such Securities shall, unless purchased in accordance with Section 13.04, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price in which case the Company shall continue to be obligated for the principal amount of such Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Securities from time to time until payment in full of such principal amount.


                                ARTICLE FOURTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 14.01.  Purposes for which Meetings May be Called.
                -----------------------------------------

    If Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 14.02.  Call, Notice and Place of Meetings.
                ----------------------------------

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series issuable as Bearer Securities for any purpose specified in Section 14.01, to be held at such time and at such place in the Borough of Manhattan, the City of New York, the City of San Francisco, California or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 no more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series, shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
    Section 14.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, the City of New York, the City of San Francisco, California or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

SECTION 14.03.  Persons Entitled to Vote at Meetings.
                ------------------------------------

    To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 14.04.  Quorum; Action.
                --------------

    The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of this reconvening of any adjourned meeting shall be given as provided in Section 14.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

    Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series, provided, however, that, except as limited by the proviso to Section 9.02, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

    Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

SECTION 14.05.  Determination of Voting Rights; Conduct and
                -------------------------------------------
                Adjournment of Meetings.
                -----------------------
         (a) Notwithstanding any other provisions of this Indenture, the Company may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy
                                    - 84 -
    shall be proved in the manner specified in Section 1.04 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
    Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 14.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1.00 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 14.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at a meeting; and the meeting may be held as so adjourned without further notice.

SECTION 14.06.  Counting Votes and Recording Action of Meetings.
                -----------------------------------------------

    The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of vote who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 14.02 and, if applicable, Section 14.01. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                ARTICLE FIFTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 15.01.  Company's Option to Effect Defeasance or Covenant Defeasance.
                ------------------------------------------------------------

    The Company may elect, at its option by Board Resolution at any time, to have either Section 15.02 or Section 15.03 applied to the Outstanding Securities of any series designated pursuant to Section 3.01 as being defeasible, and any related coupon, pursuant to this Article Fifteen (hereinafter called a "Defeasible Series"), upon compliance with the conditions set forth below in this Article Fifteen.

SECTION 15.02.  Defeasance and Discharge.
                ------------------------

    Upon the Company's exercise of the option provided in Section 15.01 to have this Section 15.02 applied to the Outstanding Securities of any Defeasible Series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series and any related coupons as provided in this Section on and after the date the conditions set forth in Section 15.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 15.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities of such series when payments are due, (2) the Company's obligations with respect to the Securities of such series under Sections 3.04, 3.05, 3.06, 10.02, 10.03 and any additional amounts under Section 10.05, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder including, but not limited to, pursuant to Section 6.07 and (4) this Article Fifteen. Subject to compliance with this Article Fifteen, the Company may exercise its option provided in Section 15.01 to have this Section 15.02 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 15.01 to have Section 15.03 applied to the Outstanding Securities of such series and any related coupons.

SECTION 15.03.  Covenant Defeasance.
                -------------------

    Upon the Company's exercise of the option provided in Section 15.01 to have this Section 15.03 applied to the Outstanding Securities of any Defeasible Series and any related coupons, (1) the Company shall be released from its obligations under Sections 8.01 and 10.07 and (2) the occurrence of any event specified in Sections 5.01(3), 5.01(4) (with respect to Sections 8.01 and 10.07) and 5.01(8) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section 15.03 on and after the date the conditions set forth in Section
15.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.


SECTION 15.04.  Conditions to Defeasance or Covenant Defeasance.
                -----------------------------------------------

    The following shall be the conditions to application of either Section 15.02 or Section 15.03 to the Outstanding Securities of any Defeasible Series:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article Fifteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount (in such Currency in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity), (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying Trustee) to pay and discharge, the principal of (and premium, if any) and interest, if any, on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series.

         (2) In the case of an election under Section 15.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

         (3) In the case of an election under Section 15.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

         (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

         (5) No Event of Default or event that (after notice, or lapse of time, or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 5.01 (6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act.

         (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

         (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified or exempt from regulation thereunder.

         (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 15.05.  Deposited Money and U.S. Government Obligations to be
                -----------------------------------------------------
                Held In Trust, Other Miscellaneous Provisions.
                ---------------------------------------------

    Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section
15.05 and Section 15.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 15.04 in respect of the Securities of any Defeasible Series and any related coupons shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and the related coupons, if any, of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the

Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

    Unless otherwise specified with respect to any Security pursuant to Section 3.01, if, after a deposit referred to in Section 15.04(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to
Section 15.04(a) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 3.12(d) or 3.12(e) or by the terms of any Security in respect of which the deposit pursuant to Section 15.04(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.

    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 15.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

    Anything in this Article Fifteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 15.04 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.


SECTION 15.06.  Reinstatement.
                -------------

    If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Fifteen with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fifteen with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 15.05 with respect to Securities of such series in accordance with this Article Fifteen; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to recover such payment from the money so held in trust.


                                ARTICLE SIXTEEN

                          SUBORDINATION OF SECURITIES

SECTION 16.01.  Securities Subordinate to Senior Indebtedness.
                ---------------------------------------------

    The Company covenants and agrees, and each Holder of a Security by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Sixteen, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest, if any, in respect of each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 16.02.  Payment Over of Proceeds upon Dissolution, Etc.
                ----------------------------------------------

    Upon any distribution of assets of the Company in the event of

         (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or

         (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

         (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company,

    then and in such event

         (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of any series of the Securities are entitled to receive any payment on account of the principal (and premium, if any), or interest, if any, in respect of the Securities of that series; and

         (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article Sixteen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of any series of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest, if any, on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

    In the event that, notwithstanding the foregoing provisions of this Section 16.02, the Trustee or the Holder of any Security of a series shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities of that series, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee, or such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

    For purposes of this Article Sixteen only, the words "cash, property or securities" shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article Sixteen with respect to the Securities of the applicable series, to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

    The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 16.02 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer all or substantially all of the assets of the Company, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.


SECTION 16.03.  Default on Senior Indebtedness.
                ------------------------------

    The Company may not make any payment of the principal (and premium, if any) or interest, if any, in respect of a series of the Securities and may not acquire any Securities of that series for cash or property if:

         (1) a Senior Indebtedness Default shall have happened and shall not have been cured or waived or shall not have ceased to exist, or

         (2) such payment in respect of the Securities of that series would, immediately after giving effect thereto, result in a Senior Indebtedness Default.

    In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 16.03, and if such fact then shall have been known or thereafter shall have been made known to the Trustee or such Holder, as the case may be, pursuant to the terms of this Indenture, then except as hereinafter provided, unless and until any such Senior Indebtedness Default shall have been cured or waived or shall cease to exist, such payment shall be paid over to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing the Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay in full all Senior Indebtedness then due, after giving effect to any concurrent payment to the holders of such Senior Indebtedness.

    Unless and until written notice shall be given to the Trustee by or on behalf of any holder of Senior Indebtedness notifying it of the existence of one or more of the circumstances described in clause (1) or (2), above, the Trustee shall be entitled to assume that no such circumstances exist.

    Notwithstanding the existence of any one or more of such circumstances, nothing in this Article Sixteen or elsewhere in this Indenture shall prevent the Trustee from applying, for the purposes for which the same were received, any moneys that may at any time be received by the Trustee in trust pursuant to any provision of this Indenture, if (x) in the case of a redemption of Securities, the Trustee shall not have received, prior to the giving of notice of such redemption, written notice from or on behalf of any holder of any Senior Indebtedness of the existence of one or more of the circumstances described in clause (1) or (2), above, or (y) in the case of a deposit for the purpose of any other payment to Holders, the Trustee shall not have received, at least ten days prior to the date on which such payment is to be made, written notice from or on behalf of any holder of any Senior Indebtedness of the existence of one or more of such circumstances.

    The provisions of this Section 16.03 shall not apply to any payment with respect to which Section 16.02 would be applicable.

SECTION 16.04  Prior Payment to Senior Indebtedness Upon Acceleration
               ------------------------------------------------------
               of Securities.
               -------------

    In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of all Senior Indebtedness before the Holders of such Securities shall be entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of (or premium, if any) or interest, if any, on the Securities or on account of the purchase or other acquisition of Securities of any series.

    In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 16.04, and if such fact then shall have been made known, or thereafter shall have been made known, to the Trustee or such Holder, as the case may be, pursuant to the terms of this Indenture, then except as hereinafter provided, such payment shall be paid over and delivered forthwith to the Company.

    The provisions of this Section shall not apply to any payment with respect to which Section 16.02 would be applicable.

SECTION 16.05.  Payment Permitted if No Default.
                -------------------------------

    Nothing contained in this Article Sixteen or elsewhere in this Indenture or in any of the Securities of a series shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 16.02 or under the conditions described in Section 16.02, 16.03 or 16.04, from making payments at any time of the principal (and premium, if any), or interest, if any, as the case may be, in respect of the Securities of that series, or (b) the application by the Trustee or the retention by any Holder of any money deposited with it hereunder to the payment of or on account of the principal (and premium, if any), or interest, if any, as the case may be, in respect of the Securities of that series if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 16.10, notice that such payment would have been prohibited by the provisions of this Article Sixteen.

SECTION 16.06.  Subrogation to Rights of Holders of Senior Indebtedness.
                -------------------------------------------------------

    Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities of a series shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Sixteen to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal (and premium, if any) or interest, if any, as the case may be, in respect of the Securities of that series shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities of that series or the Trustee would be entitled except for the provisions of this Article Sixteen, and no payments pursuant to the provisions of this Article Sixteen to the Company or to the holders of Senior Indebtedness by Holders of the Securities of that series or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the

Holders of the Securities of that series, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


SECTION 16.07.  Provisions Solely to Define Relative Rights.
                -------------------------------------------

    The provisions of this Article Sixteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities of each series, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article Sixteen or elsewhere in this Indenture or in the Securities of a series is intended to or shall:

         (a) impair, as between the Company and the Holders of the Securities of that series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities of that series the principal (and premium, if any) and interest, if any, as the case may be, in respect of the Securities of that series as and when the same shall become due and payable in accordance with the terms of the Securities of that series and this Indenture and which, subject to the rights under this Article Sixteen of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company; or

         (b) affect the relative rights against the Company of the Holders of the Securities of that series and creditors of the Company, other than holders of Senior Indebtedness; or

         (c) prevent the Trustee or the Holder of any Security of that series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Sixteen of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.


SECTION 16.08.  Trustee to Effectuate Subordination.
                -----------------------------------

    Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided for in this Article Sixteen and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.


SECTION 16.09.  No Waiver of Subordination Provisions.
                -------------------------------------

    No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

    Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and, from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities of that series, without incurring responsibility to the Holders of the Securities of that series and without impairing or releasing the subordination provided in this Article Sixteen or the obligations hereunder of the Holders of the Securities of that series to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

SECTION 16.10.  Notice to Trustee.
                -----------------

    The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities of a series. Failure to give such notice shall not affect the subordination of the Securities of that series to Senior Indebtedness. Notwithstanding the provisions of this Article Sixteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities of a series, unless and until the Trustee shall have received written notice thereof at the address specified in Section 1.05 from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article Six, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received, at least five Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the principal (and premium, if any), or interest, if any, as the case may be, in respect of any Security of that series), the notice with respect to such money provided for in this Section 16.10, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date.

    Subject to the provisions of Article Six, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Sixteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Sixteen, and if such evidence is not furnished, the

Trustee may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this Indenture pending judicial determination as to the right of such person to receive such payment.

SECTION 16.11.  Reliance on Judicial Order or Certificate of Liquidating Agent.
                --------------------------------------------------------------

    Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee, subject to the provisions of Article Six, and the Holders of the Securities of a series shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of that series, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

SECTION 16.12.  Trustee Not Fiduciary for Holders of Senior Indebtedness.
                --------------------------------------------------------

    The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities of that series or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness of that series shall be entitled by virtue of this Article Sixteen or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder unless a Trust Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 1.05. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Sixteen and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 16.13.  Rights of Trustee as Holder of Senior Indebtedness;
                --------------------------------------------------
                Preservation of Trustee's Rights.
                --------------------------------

    The Trustee or any Authenticating Agent in its individual capacity shall be entitled to all the rights set forth in this Article Sixteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

    Nothing in this Article Sixteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

SECTION 16.14.  Article Sixteen Applicable to Paying Agents.
                -------------------------------------------

    In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Sixteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Sixteen in addition to or in place of the Trustee; provided, however, that Sections 16.10 and 16.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


                                ARTICLE SEVENTEEN

                            CONVERSION OF SECURITIES

SECTION 17.01.  Conversion Privilege and Conversion Price.
                -----------------------------------------

    If, pursuant to Section 3.01, the Securities of a series are convertible into Common Stock, then, unless otherwise provided in a Board Resolution or supplemental indenture, the provisions of this Article Seventeen shall apply with respect to the conversion of such Securities.

    If the Securities of a series are convertible into Common Stock, which shall be specified in the manner contemplated in Section 3.01, then upon compliance with the provisions of this Article, at the option of the Holder thereof, any such Security or any portion of the principal amount thereof may be converted into fully paid and nonassessable shares of Common Stock of the Company, at the conversion price in effect at the time of conversion. The periods within which or the dates on which, the prices at which and the terms and conditions upon which Securities may be so converted shall be specified in the manner contemplated by Section 3.01. In case a Security or portion thereof is called for redemption or is repurchased, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Redemption Date or the repurchase date, unless the Company defaults in making the payment due upon redemption or repurchase.

    In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in paragraph (4) of Section 17.04, the Holder of each Security, upon the conversion thereof pursuant to this Article subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution pursuant to paragraph (4) of Section 17.04, shall also be entitled to receive for each share of Common Stock into which such Security is converted, the portion of the evidences of indebtedness, shares of Capital Stock, cash and assets so distributed applicable to one share of Common Stock, provided that, at the election of the Company (whose election shall be evidenced by a Board Resolution) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution). If any conversion of a Security described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock that the

Holder of the Security so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Holder a due bill for the evidences of indebtedness, shares of Capital Stock, cash or assets to which such Holder is so entitled, provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such evidences of indebtedness, shares of Capital
Stock, cash or assets no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.


SECTION 17.02.  Exercise of Conversion Privilege.
                --------------------------------

    In order to exercise the conversion privilege referred to in this Article 17, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank in the case of Registered Securities, together in the case of Bearer Securities with all matured coupons and any unmatured coupons in default appertaining thereto, at any office or agency of the Company maintained for that purpose pursuant to Section 10.02, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Registered Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Registered Securities or portions thereof that have been called for redemption, or are to be repurchased, on such Interest Payment Date or a Redemption Date or a repurchase date within the period beginning on such Regular Record Date and ending on such Interest Payment Date) be accompanied by payment by wire transfer or certified check or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Registered Security then being converted. Except as provided in the preceding sentence and subject to the last paragraph of Section 3.07, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

    Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 17.03.

    In the case of any Security that is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security, along with any coupons appertaining thereto, if applicable.

SECTION 17.03.  Fractions of Shares.
                -------------------

    No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or, in the case of Registered Securities, specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Security or Securities (or, in the case of Registered Securities, specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price at the close of business on the date of conversion.


SECTION  17.04.  Adjustment of Conversion Price.
                 ------------------------------

    (1) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in stock or shall pay or make a dividend or other distribution on any other class of Capital Stock of the Company which dividend or distribution includes Common Stock, the conversion price in effect at the opening of business on the day following the day fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

    (2) Subject to the last sentence of paragraph (7) of this Section, in case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

    (3) In the event that outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in the event that outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

    (4) Subject to the last sentence of this paragraph (4) and the provisions of paragraph (7), in the event that the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of Capital Stock, cash or other assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, excluding any dividend or distribution paid exclusively in cash and excluding any dividend or distribution referred to in paragraph (1) of this section), the conversion price shall be reduced to be equal to the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this paragraph (4) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date of such effectiveness less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of Capital Stock, cash and other assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the later of (a) the date fixed for the payment of such distribution and (b) the date 20 days after the notice relating to such distribution is given pursuant to Section 17.06(a) (such later date of (a) and (b) being referred to as the "Reference Date"). If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this Section. For purposes of this paragraph (4), any dividend or distribution that includes shares of Common

Stock, rights or warrants to subscribe for or purchase shares of Common Stock or other securities convertible into or exchangeable for shares of Common Stock shall be deemed instead to be (a) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of Capital Stock other than such shares of Common Stock, such rights or warrants or such other convertible or exchangeable securities (making any conversion price reduction subject to this paragraph
(4)), immediately followed by (b) in the case of such shares of Common Stock or such rights or warrants, a dividend or distribution thereof (making any further conversion price reduction subject to paragraph (1) or (2) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted for "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" or "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of paragraphs (1) and (2) of this Section and (ii) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (1) of this Section) or (c) in the case of such other convertible or exchangeable securities, a dividend or distribution of such number of shares of Common Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction subject to paragraph (1) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" and (ii) the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination", each within the meaning of paragraph (1) of this Section).

    (5)  Intentionally omitted.

    (6)  Intentionally omitted.

    (7) The reclassification of Common Stock into any security or securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 17.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the "Reference Date" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective", or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section). Rights or warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock or preferred stock of the Company, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuance of Common Stock, in the case of each of clauses (i) through (iii), until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 17.04 not be deemed issued and the distribution thereof not be deemed made or paid until the occurrence of the earliest Trigger Event.

    (8)  For the purpose of any computation under this paragraph and paragraphs
(2) and (4) of this Section, the current market price per share of Common
Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the date in question; provided, that such market price shall be appropriately adjusted by the Board (which adjustment shall be conclusive and shall be evidenced by a Board Resolution) to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Days period and ending on the date in question, of any event that requires an adjustment in the conversion price under this Section 17.04.

    (9) The Company may make such reductions in the conversion price, in addition to those required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

    (10) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made be reason of this paragraph
(10)) would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph
(10) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (10) shall be made to the nearest percent.

    (11) Notwithstanding any other provision of this Section 17.04, no adjustment to the conversion price shall (unless permitted by New Jersey law) reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action that would or does result in any adjustment in the conversion price that, if made without giving effect to the previous sentence, would cause the conversion price to be less than the then par value per share of the Common Stock, unless such action is permitted by New Jersey law.

    (12) If all of the shares of the Common Stock issuable upon exercise or conversion of such rights, warrants or options have not been issued when such rights, warrants or options expire, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

SECTION 17.05.  Notice of Adjustments of Conversion Price.
                -----------------------------------------

    Whenever the conversion prices are adjusted as herein provided and at such other times as the Trustee shall request:

         (a) the Company shall compute the adjusted conversion price in accordance with Section 17.04 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be delivered to the Trustee and filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02. The certificate shall be conclusive evidence that the adjustment is correct. The Trustee shall not be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof; and

         (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and, when the conversion price is adjusted, as soon as practicable after it is required, the Company shall cause such notice to be mailed to all Holders of Registered Securities at their last address as they shall appear in the Security Register.


SECTION 17.06  Notice of Certain Corporate Action.
               ----------------------------------

    In the event:

         (a) that the Company shall declare a dividend (or any other distribution) on its Common Stock; or

         (b) that the Company shall authorize the granting to the holders of its Common Stock generally of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or

         (c) of the occurrence of any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company.

then the Company shall notify the Trustee and cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to
Section 10.02, and shall cause to be mailed to all Holders of Registered Securities which are subject to the provisions of this Article Seventeen, at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.


SECTION 17.07.  Company to Reserve Common Stock.
                -------------------------------
    The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

SECTION 17.08.  Taxes on Conversions.
                --------------------
    The Company will pay any and all taxes, other than any franchise or income taxes, that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 17.09.  Covenant as to Common Stock.
                ---------------------------

    The Company covenants that all shares of Common Stock that may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 17.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 17.10.  Cancellation of Converted Securities, etc.
                -----------------------------------------

    All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.10.

SECTION 17.11.  Provision in the Case of Consolidation, Merger or
                -------------------------------------------------
                Sales of Assets.
                ---------------

    In the event of any consolidation of the Company with, or merger of the Company into, any other corporation, or in the event of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in the event of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security subject to the provisions of this Article Seventeen then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 17.01, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section, the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

    Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.


SECTION 17.12.  Trustee's Adjustment Disclaimer.
                -------------------------------

    The Trustee has no duty to determine when an adjustment under this Article 17 should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 17.11 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article 17.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.




                                       BERGEN BRUNSWIG CORPORATION

                                       By: _____________________________

Attest:

______________________________



                                       CHEMICAL TRUST COMPANY OF
                                         CALIFORNIA, as Trustee

                                       By: _____________________________

Attest:

______________________________

STATE OF CALIFORNIA
COUNTY OF ORANGE


    On the ______ day of ____________, 1996, before me personally came _______ ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________, California and that he is _____________ of Bergen Brunswig Corporation, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of Bergen Brunswig Corporation.



                                       _______________________________
                                            Notary Public

                                       _______________________________
                                           (Notarial Seal)

STATE OF CALIFORNIA
COUNTY OF SAN FRANCISCO


     On the ______ day of ____________, 1996, before me personally came _______ ___________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________, California and that he is _____________ of Chemical Trust Company of California, one of the parties described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of Chemical Trust Company of California.




                                       _______________________________
                                            Notary Public


                                       _______________________________
                                           (Notarial Seal)

                            FORMS OF CERTIFICATION

                                 EXHIBIT  A-1


              FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
               TO RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST
                     PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE

    [Insert title or sufficient description of Securities to be delivered]


This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States Person(s) that are
(a) foreign branch(es) of United States financial Institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v), are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Bergen Brunswig Corporation, or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the United States Internal Revenue Codes of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States.

As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (including the Commonwealth of Puerto
Rico).

    We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

    This certificate excepts and does not relate to [U.S.$] ______________ of such interest in the above-captioned Securities in respect of which we are not

                                     A-1-1
able to certify and as to which we understand an exchange for an interest in a permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

    We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.



Dated: ________________, 19 __


[To be dated no earlier than (i) the
Exchange Date or (ii) the relevant
Interest Payment Date occurring prior
to the Exchange Date, as applicable]



                                       [Name of Person Making Certification]

                                       _______________________________
                                       (Authorized Signatory)
                                       Name:
                                       Title:




                                     A-1-2

                                  EXHIBIT A-2

               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
                CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF
                  A PORTION OF A TEMPORARY GLOBAL SECURITY
                     OR TO OBTAIN INTEREST PAYABLE PRIOR
                             TO THE EXCHANGE DATE

                                 CERTIFICATE


    [Insert title or sufficient description of Securities to be delivered]


    This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$]_________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v), are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Bergen Brunswig Corporation or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States.


    As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (including the Commonwealth of Puerto Rico).

    We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary Global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member


                                     A-2-1

Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

    We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.



Dated: ______________, 19__
[To be dated no earlier than the
Exchange Date or the relevant
Interest Payment Date occurring
prior to the Exchange Date, as
applicable]


                                       [Morgan Guaranty Trust Company of
                                          New York, Brussels Office,] as
                                          Operator of the Euroclear System
                                          [Cedal S.A.]

                                       By_______________________________



                                     A-2-2